                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                              JEFFERIES GROUP, INC.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                  MARCH 3, 2004
        ----------------------------------------------------------------
                Date of Report (Date of earliest event reported)



         DELAWARE                     1-14947                    95-4719745
 -----------------------------------------------------------------------------
   (State or other juris-           (Commission               (I.R.S. Employer
diction of incorporation)           File Number)             Identification No.)



               520 MADISON AVENUE, 12TH FLOOR, NEW YORK, NY 10022
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                  (212) 284-2550
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

     On March 3, 2004, Jefferies Group, Inc. a Delaware corporation (the "Company"), entered into a Purchase Agreement, between the Company, Merrill Lynch & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated, Jefferies & Company, Inc., BNY Capital Markets, Inc., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters"), regarding the sale by the Company and the purchase by the Underwriters of $350,000,000 newly issued 5.50% Senior Notes Due 2016.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  The following exhibits are filed with this report:

        NUMBER      EXHIBIT

        1 Purchase Agreement, dated March 3, 2004, between the Company, Merrill Lynch & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated, Jefferies & Company, Inc., BNY Capital Markets, Inc., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   JEFFERIES GROUP, INC.


Dated:  March 4, 2004                              By:/s/Roland T. Kelly
                                                      --------------------------
                                                         Assistant Secretary

                                  EXHIBIT INDEX

EXHIBIT NO.         EXHIBIT

1 Purchase Agreement, dated March 3, 2004, between the Company, Merrill Lynch & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated, Jefferies and Company, Inc., BNY Capital Markets, Inc., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC.